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                                                                    EXHIBIT 99.2


                                     FORM OF

                        NOTICE OF GUARANTEED DELIVERY FOR
                                 SPINCYCLE, INC.

            This form or one substantially equivalent thereto must be used to accept the Exchange Offer of SpinCycle, Inc. (the "Company") made pursuant to the Prospectus, dated __________, 1998 (the "Prospectus"), and the enclosed
Letter of Transmittal (the "Letter of Transmittal") if certificates for Old
Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 P.M., Eastern
Daylight Time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to Norwest Bank Minnesota, National Association (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed signed and dated
Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., Eastern Daylight Time, on the third business day following the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

            Delivery To:            Norwest Bank Minnesota, National Association

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
By Registered or Certified Mail:                          By Overnight Courier:

P.O. Box 1517                                             Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55480-1517                         Minneapolis, Minnesota 55479-0113
Attention:  Corporate Trust Operations                    Attention:  Corporate Trust Operations


By Hand:                                                  By Facsimile (for Eligible Institutions Only):

Northstar East Building                                   (612) 667-4927
608 2nd Ave. S.                                           Attention:  Corporate Trust Services
12th Floor                                                Confirm by Telephone: (612) 667-9764
Minneapolis, Minnesota 55479-0113
Attention:  Corporate Trust Services

            Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.
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Ladies and Gentlemen:

            Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Notes Tendered:  $
                                          ----------------------
If Old Notes will be delivered by book entry transfer to The Depository Trust Company, provide account number:
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Certificate Nos. (if available):

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Total Principal Amount Represented by Old Notes Certificate(s):
$____________________

            All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned any every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

            This document must be signed by the holder(s) of Old Notes as the name(s) of such holder(s) appear(s) on the Old Notes certificate(s) or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If any signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

SIGNATURE(S):


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NAME(S) AND TITLE(S) [PLEASE PRINT]:


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ADDRESS(ES):


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TELEPHONE NUMBER(S):
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TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER(S):

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DATE(S) SIGNED:

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                                    GUARANTEE

            The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby are in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.


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          Name of Firm                         Authorized Signature


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            Address                                   Title

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            Zip Code                           (Please Type or Print)

Telephone No.:                           Dated:
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NOTE:    DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
         OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.